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                                  EXHIBIT 23.1

           CONSENT OF JONES, JENSEN & COMPANY, INDEPENDENT AUDITORS.
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                      [JONES, JENSEN & COMPANY LETTERHEAD]


            CONSENT OF JONES, JENSEN & COMPANY, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Form S-8 of Sionix Corporation, of our report dated February 14, 1996, appearing in the Annual Report on Form 10-K of Sionix Corporation, formerly Coronado Capital Corporation, for the year ended December 31, 1995.



/s/ Jones, Jensen & Company
Jones, Jensen & Company
July 22, 1996